Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated
October 14, 2022
to the
AAM S&P 500 HIGH DIVIDEND VALUE ETF (SPDV)
AAM S&P EMERGING MARKETS HIGH DIVIDEND VALUE ETF (EEMD)
AAM S&P DEVELOPED MARKETS HIGH DIVIDEND VALUE ETF (DMDV)
AAM LOW DURATION PREFERRED AND INCOME SECURITIES ETF (PFLD)
AAM BAHL & GAYNOR SMALL/MID CAP INCOME GROWTH ETF (SMIG)
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”),
each dated February 28, 2022, as previously supplemented
and the
AAM TRANSFORMERS ETF (TRFM)
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated June 15, 2022
each a series of ETF Series Solutions (the “Trust”)
Notice of Management Changes
Advisors Asset Management, Inc. (“AAM”) has served as investment adviser to the AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, AAM S&P Developed Markets High Dividend Value ETF, AAM Low Duration Preferred and Income Securities ETF, AAM Transformers ETF, and AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF (each a “Fund” and together, the “Funds”) since the commencement of each Fund’s operations, pursuant to an investment advisory agreement between AAM and the Trust, on behalf of each Fund (the “Current Advisory Agreement”). Pursuant to a merger agreement signed on September 1, 2022, a subsidiary of Sun Life Financial Inc. (“Sun Life”) will acquire a majority interest in AAM’s parent company, AAM Holdings, Inc. (“AAM Holdings”) (the “Transaction”). In addition, Sun Life Financial will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell the remaining interests to Sun Life. The Transaction is expected to be completed during the first half of 2023, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.
The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended, which will result in the automatic termination of the Current Advisory Agreement. The termination of the Current Advisory Agreement will also result in the termination of the investment sub-advisory agreements among AAM, the Trust, and (i) Bahl & Gaynor, Inc. (“Bahl & Gaynor”), with respect to the AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF; and (ii) Vident Investment Advisory, LLC (“VIA”), with respect to each of AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, AAM S&P Developed Markets High Dividend Value ETF, AAM Low Duration Preferred and Income Securities ETF, and AAM Transformers ETF. In anticipation of the termination of the Current Advisory Agreement and current investment sub-advisory agreements, AAM is seeking to enter into (i) a new investment advisory agreement with the Trust, on behalf of the Funds (the “New Advisory Agreement”); and (ii) new investment sub-advisory agreements with Bahl & Gaynor and VIA (each, a “New Sub-Advisory Agreement”). The New Advisory Agreement and each New Sub-Advisory Agreement is subject to approval by the applicable Fund shareholders and the closing of the Transaction.

At a meeting held on October 7, 2022, the Board of Trustees of the Trust (the “Board”) considered and approved the following: (i) the New Advisory Agreement between the Trust, on behalf of each Fund, and AAM, pursuant to which AAM would continue to serve as the investment adviser for each Fund, subject to the oversight of the Board; (ii) the New Sub-Advisory Agreement among AAM, the Trust, and Bahl & Gaynor, with respect to the AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, pursuant to which Bahl & Gaynor would continue to serve as the investment sub-adviser to the Fund, subject to the oversight of AAM and the Board; and (iii) the New Sub-Advisory Agreement among AAM, the Trust, and VIA, with respect to each of AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, AAM S&P Developed Markets High Dividend Value ETF, AAM Low Duration Preferred and Income Securities ETF, and AAM Transformers ETF, pursuant to which VIA would continue to serve as the investment sub-adviser to such Funds, subject to oversight of AAM and the Board.
There will be no change in any Fund’s investment objective, principal investment strategy, and investment policies in connection with the Transaction. In addition, after the closing of the Transaction, the members of the portfolio management team that currently manage each Fund will continue to be members of the portfolio management team and will continue to be responsible for the day-to-day management of the respective Fund’s portfolio.
Under the New Advisory Agreement, AAM will receive the same compensation it currently receives with respect to each Fund under the Current Advisory Agreement. Under each New Sub-Advisory Agreement, each of Bahl & Gaynor and VIA will receive the same compensation it currently receives under its respective current sub-advisory agreement.
The Board approved the submission of these proposals to each Fund’s shareholders for approval with respect to their Fund(s). A special meeting of Fund shareholders will be held to consider and vote on the proposals. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and each proposal.
Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Funds’ Proxy Statement (when available), Prospectus and Statement of Additional Information, as well as each Fund’s Annual Report, by calling 1-800-617-0004, by writing to the AAM Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by visiting www.aamlive.com/ETF. The Funds’ Proxy Statement will also be available at the Securities and Exchange Commission website at www.sec.gov.
Please retain this Supplement for future reference.
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